PROMISSORY NOTE

$2,719,454.29	Due Date: March 27, 2009

For value received, the undersigned, jointly and severally, promise to pay to the order of Forest River, Inc. the sum of Two Million Seven Hundred Nineteen Thousand Four Hundred Fifty-four and 29/100 Dollars ($2,719,454.29) at 55470 County Road 1, Elkhart, Indiana 46514 or at such other place as the holder hereof may direct in writing, with interest on the unpaid balance at the rate of Ten Percent (10%) per annum from February 19, 2009 until paid, with attorney's fees and costs of collection, and without relief from valuation and appraisement laws. Payment of principal and interest is to be made in full on or before March 27, 2009. This note may be prepaid in full or in part at any time. In the event of default in payment on the due date, the entire unpaid balance of principal and interest shall become due and payable immediately, without notice, at the election of the holder hereof.

The makers and endorsers, jointly and severally, waive demand, presentment, protest, notice of protest and notice of payment or dishonor of this note, and each of them consents to extensions of the time of payment of this note without notice. No delay or omission on the part of the holder hereof in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the holder hereof of any right or remedy shall preclude other or further exercise thereof or of any other right or remedy. The makers and endorsers waive all defenses that may be available to guarantors, sureties or accommodation parties of any kind. The failure to execute and have perfected or filed any security agreement or mortgage referred to in the next paragraph shall not be a defense to the enforcement of this note.

This note, and any extensions or renewals hereof, is secured by a Security Agreement, dated this same date, and mortgages, dated this same date or subsequently, and executed in favor of and delivered to Forest River, Inc. to which reference is made for other rights as to prepayment and acceleration.

This note is given to further evidence and collateralize the obligation, pursuant to an Asset Purchase Agreement dated November 20, 2008, to repurchase from Forest River, Inc. the accounts receivable that are uncollected and/or unremitted. A default in the payment of this note shall be a default under the Asset Purchase Agreement. This note is not a novation of the Asset Purchase Agreement; and the Asset Purchase Agreement remains in full force and effect and is hereby ratified by the undersigned. Acceptance of this note by Forest River, Inc. does not waive any rights or remedies of Forest River, Inc. The undersigned acknowledged having received and/or benefited, directly or indirectly, from the, accounts receivable that are unremitted or uncollected.

Signed and delivered at Elkhart, Indiana, this 25th day of February, 2009.

CONSOLIDATED LEISURE INDUSTRIES,		COACHMEN RECREATIONAL VEHICLE
LLC		COMPANY, LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

COACHMEN RECREATIONAL VEHICLE		VIKING RECREATIONAL VEHICLE
COMPANY OF GEORGIA, LLC		COMPANY, LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

COACHMEN RV GROUP WEST COAST		MICHIANA EASY LIVIN’ COUNTRY, LLC
REGIONAL OPERATIONS CENTER, LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

COACHMEN INDUSTRIES, INC.		COACHMEN OPERATIONS, INC.

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

CONSOLIDATED BUILDING INDUSTRIES,		ALL AMERICAN BUILDING SYSTEMS,
LLC		LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

ALL AMERICAN HOMES, LLC		ALL AMERICAN HOMES OF COLORADO,
LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

ALL AMERICAN HOMES OF INDIANA,		ALL AMERICAN HOMES OF OHIO, LLC
LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

ALL AMERICAN HOMES OF IOWA, LLC		ALL AMERICAN HOMES OF NORTH
CAROLINA, LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

MOD-U-KRAF HOMES, LLC		CONSOLIDATED BUSINESS
DEVELOPMENT, LLC

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

COACHMEN TECHNOLOGY SERVICES,		COACHMEN ADMINISTRATIVE
LLC		SERVICES, INC.

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

COA FINANCIAL SERVICES, INC.		COA FINANCE COMPANY, LTD

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent

COACHMEN PROPERTIES, INC.		ROVER INDUSTRIES, INC.

BY:	/s/ Richard Lavers	BY:	/s/ Richard Lavers
Richard Lavers, duly authorized agent		Richard Lavers, duly authorized agent